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                              CONSULTING AGREEMENT


     AGREEMENT made this 19th day of April, 2002, between Peoplesway.com Inc. ("PLWY"), having a principal place of business located at 2969 Interstate Street Charlotte, North Carolina 28208, and Mr. Jean-Francois Amyot ("CONSULTANT"), with a place of business at 18 Alfred-Grefford, Notre Dame de L'Ile Perrot, Quebec CANADA, J7V 9L8

                         RECITALS:

     A. CONSULTANT is engaged in the business of providing agent representation to corporation seeking to do business in China; and

     B. PLWY desires to retain Consultant for the above purpose as well as other consulting services; and

     C.     The  parties  wish  to  reduce  their  agreement  to  writing.

     NOW THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each party, the parties, intending to be legally bound, hereby agree follows:

       I.     RECITALS     The  parties  agree  that  the foregoing recitals are
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true  and  correct  and  are  incorporated  herein  by  reference.

     II.     ENGAGEMENT     PLWY hereby engages Consultant and Consultant hereby
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accepts  such  engagement  upon  the  terms  and  conditions  set  forth in this
Agreement.

A.  DUTIES:  Consultant  is  engaged by PLWY to assist the company in setting up
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and  negotiating,  on  terms  acceptable  to PLWY, joint venture agreements with potential partners in China. The Consultant will arrange meetings as soon as reasonably practicable and will accompany representatives of PLWY to China for completion of agreements.

B.  TERMS:  Subject to the terms of this Agreement relating to termination, this
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Agreement  shall  continue  in  full  force  and  effect for a term of 12 months through from the date hereof, and may be renewed for successive periods of 12 months thereafter by the mutual written agreement of the parties hereto made at least one (1) month prior to the expiration of such term.


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A.      FEE  STRUCTURE      FEE  STRUCTURE
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1.          Time  is of the Essence:  Time is of the essence with respect to the
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parties'  respective  obligations  under  this  Agreement.

2.          Amount  of  Fee:  PLWY  hereby  agrees  to  pay  Consultant a fee of
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100,000  free trading shares of PLWY common stock, in consideration for all work completed to date and for all services to be provided over the term of the contract.





          B.  EXPENSE  REIMBURSEMENT  Both  The Company and the Consultant agree
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that:

A. Both the Consultant and The Company shall be responsible for their own normal and reasonable out-of-pocket expenses.

C.  INDEPENDENT  CONTRACTORS  In  all  matters  relating  to  this Agreement and
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otherwise,  the  parties  hereto  shall  be  and act as independent contractors, neither shall be the employee or agent of the other, and each shall assume any and all liabilities for its own acts. As a result of its independent contractor status, Consultant shall be responsible for any and all income taxes, FICA contributions, and any and all other employment related taxes or assessments which may be required of Consultant under any federal or state statute, regulation or administrative ruling. Neither party shall have any authority to create any obligations, express or implied, on behalf of the other party and neither party shall have any authority to represent the other party as an employee or in any capacity other than as herein provided.

III.  TERMINATION:  This  Agreement  may  be terminated by the written notice of
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either party hereto forwarded to the other party hereto. This Agreement shall be binding on the parties hereto for the Term provided herein, unless terminated as provided herein.

IV.  ARBITRATION:  ny  controversy  or  claim  arising out of or relating in any
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matter  to this consulting agreement, or alleged breach thereof by either party, shall be settled by arbitration administered by the American Arbitration Association under its existing Commercial Arbitration Rules. All hearings as to any such controversy or claim shall be held in Mecklenburg county , North
Carolina. The prevailing party shall be entitled to an award of reasonable attorney's fees by the Arbritator(s) and it may be included in any award rendered. Judgement on the award rendered by the Arbiterator(s) may be entered in any State Court within the State of North Carolina having jurisdiction thereof or in the United Stated district Court for the District of North Carolina. The parties also agree that the AAA optional rules for Emergency Measures of Protection shall apply to the proceedings.

Solely by virtue of their respective execution of this Agreement and in consideration for the mutual covenants of each other, PLWY and the Consultant hereby agree, consent and acknowledge that, in the event of the failure by PLWY to pay the consideration to the Consultant or in the event of a breach of any other material term, the Consultant will be without adequate remedy-at-law and shall therefore, be entitled to immediately redress any material breach of this Agreement by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in the District or County Court of Mecklenburg County, State of North Carolina or the United States District Court for the District of North Carolina without the necessity of proving damages and without prejudice to any other remedies which the Consultant may have at law or in equity.

     V.  INJUNCTIVE  RELIEF:  Consultant agrees that its violation or threatened
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violation  of  any of the provisions of this Agreement shall cause immediate and irreparable harm to PLWY and, in such event, an injunction restraining Consultant from such violation may be entered against Consultant in addition to any other relief available to PLWY.

     VI.  REPRESENTATIONS  AND  WARRANTIES:  Consultant  represents,  warrants,
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covenants  and  agrees that Consultant has a right to enter into this Agreement;
that Consultant is not a party to any agreement or understanding whether or not written which would prohibit Consultant's performance of its obligations hereunder any proprietary information of any other party which Consultant is legally prohibited from using. A breach of this Paragraph VI shall be ground for immediate termination of this Agreement.

     VII.  INDEMNIFICATION  AND  HOLD  HARMLESS  CLAUSE:  Each  party  to  this
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Agreement  agrees  to  indemnify  and  hold harmless the other party against any losses, claims, liabilities, damages and the like, joint or several, to which the other directly or indirectly may become subject to in connection with and arising out of the services which are the subject of this Agreement, except as may be the direct cause of the gross negligence or willful misconduct of the party seeking indemnification.

     VIII.  NOTICE:  Any  notice  given  or  required  to  be  given  under this
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Agreement shall be in writing and service thereof shall be sufficient if sent be hand or by telex or telegram, facsimile transmission or other similar means of communication if confirmed by mail, or by certified mail, return-receipt requested, with postage prepaid, directly to the parties' respective addresses herein above set forth. Each party may, from time to time, by like written notice, designate a different address to which notice should thereafter be sent. Any notice shall be deemed to have been given when placed in the United States mail.

     IX.  SURVIVAL:  The covenants contained in this Agreement shall survive the
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termination  of  this  Consulting  Agreement,  for whatever reason, and shall be binding  on  the  parties.

     X.  BINDING  EFFECT:  The  terms of the Agreement shall be binding upon the
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respective  parties  hereto,  their  heirs,  their  owners, co-owners, partners, associates, employers, affiliates, subsidiaries, parent companies, nominees, representatives, employees, agents, Consultants, Consultants and successors and assigns.

     XI.  ASSIGNMENT:  This  Agreement  and the rights and obligations hereunder
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may  not  be  assigned or delegated by either party without the prior consent of the  other  party.

XII.  LAWS OF THE STATE OF NORTH CAROLINA:  This Agreement shall be deemed to be
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made
in, governed by and Interpreted under and construed in all respects in accordance with the laws of the State of North Carolina, irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the District or County Court of Mecklenburg County, North Carolina; or the United States District Court for the District of North Carolina, and further agree and consent that personal service or process in any such action or Proceeding outside of the State of North Carolina and Mecklenburg County shall be tantamount to service in person within Mecklenburg County, North Carolina and shall confer personal jurisdiction and venue upon either of said Courts.

     XIII.  VENUE: The State of North Carolina shall be proper venue for any and
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all  litigation  and  other  proceeds  involving  this  Agreement.

     XIV.  COUNTERPARTS:  This  Agreement  may  be  signed  in  more  than  one
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counterpart, in which case each counterpart shall constitute an original of this
Agreement.

     XV.  SEVERABILITY:  In  the  event that any term, covenant, or condition of
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this  Agreement  or the application thereof to any party or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or non enforceable, shall not be affected thereby; and each term, covenant, or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

     XVI. MODIFICATION:  No amendment, modification, or waiver of this Agreement
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or  any  provision  hereof  shall  be valid unless in writing duly signed by the parties hereto, which writing specifically refers to this Agreement and states that it is an amendment, modification, or waiver.

     XVII.  ENTIRE  AGREEMENT:  This  Agreement  represents the entire agreement
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between the parties to this Agreement concerning its subject matter, and any and all prior representations and agreements with respect to such subject matter, if any, are merged herein and are superseded by this Agreement.

     XVII.  CONSTRUCTION:  Paragraph  headings  are for convenience only and are
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not  intended  to expand or restrict the scope or substance of the provisions of this Agreement. Whenever used herein, the singular shall include the plural, the plural shall include the singular, and pronouns shall be read as masculine, feminine, or neuter as the context requires.


     IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.



Peoplesway.com,  Inc.

Date:  _______________
By:  ________________________


CONSULTANT
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Date:  _______________
By:  ________________________
Jean-Francois Amyot